N / E / W / S R / E / L / E / A / S / E

October 26, 2021

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2021 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2021 net income of $52.8 million compared to $36.2 million during the same period in 2020, an increase of 45.7 percent. Earnings per share for the period totaled $.98 per share compared to the third quarter of 2020 result of $.67 per share. Year-to-date net income totaled $157.8 million compared to $103.5 million during the nine months ended September 30, 2020, an increase of 52.5 percent. Year-to-date earnings per share totaled $2.92 compared to $1.91 during the same period in 2020.

Total assets equaled $15.1 billion as of September 30, 2021 and loans totaled $9.0 billion. The Corporation experienced organic loan growth of $503.9 million, or 6.0 percent during the last twelve months, offset by the forgiveness of Paycheck Protection Program (“PPP”) loans which accounted for a decline of $703.3 million. As a result, the loan portfolio decreased by $199.5 million, or 2.2 percent, during that period. Organic loan growth, on an annualized basis, was 5.8 percent in the third quarter 2021. Investments increased $1.5 billion, or 51.6 percent, during the last twelve months and now total $4.4 billion. Total deposits equaled $12.3 billion as of quarter-end and increased by $1.4 billion, or 13.2 percent, from the same period in 2020.

The Corporation’s Allowance for Credit Losses – Loans totaled $200.0 million as of quarter-end, or 2.21 percent of total loans. Net recoveries for the quarter totaled $0.2 million and no provision expense was recorded. Provision expense taken during the three and nine months ended September 30, 2020 of $12.5 million and $54.2 million, respectively, reflected our view of increased credit risk related to the COVID-19 pandemic. Non-accrual loans totaled $51.5 million as of quarter-end.

Mark Hardwick, Chief Executive Officer, stated, “We are having a record year powered by strong balance sheet growth and high levels of profitability. We remain optimistic about the remainder of 2021 and our ability to deliver high levels of performance in 2022.”

Net-interest income for the quarter totaled $104.7 million, an increase of $11.8 million from the third quarter of 2020, or 12.7 percent. Net interest margin, on a tax equivalent basis, totaling 3.20 percent, increased by 5 basis points compared to the third quarter of 2020. Yields on earning assets for the third quarter totaled 3.46 percent and cost of supporting liabilities totaled 26 basis points. Fair value accretion contributed less to margin as it accounted for 4 basis points in the third quarter of 2021, compared to 10 basis points in the third quarter of 2020. PPP loans contributed 17 basis points to margin during the third quarter of 2021 but subtracted 7 basis points from margin in the same quarter of 2020.

Non-interest income totaled $28.5 million for the quarter, a $2.3 million increase over the third quarter of 2020. Increases in service charges on deposit accounts, fiduciary and wealth management fees and earnings on cash surrender value of life insurance were somewhat offset by a decline in gains on the sale of mortgage loans. Non-interest expense totaled $71.4 million for the quarter compared to $64.7 million in the third quarter of 2020, an increase primarily due to higher salaries and employee benefits.

The loan to deposit ratio now totals 73.3 percent and the loan to asset ratio totals 60.1 percent. As of September 30, 2021, the Corporation’s total risk-based capital ratio equaled 14.02 percent, the common equity tier 1 capital ratio equaled 11.75 percent, and the tangible common equity ratio totaled 8.94 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, October 26, 2021.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 26, 2021. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10160141.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme211021.html during the time of the call. A replay of the web cast will be available until October 26, 2022.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2021	2020
ASSETS
Cash and cash equivalents	$169,261	$164,632
Interest-bearing deposits	369,447	273,936
Investment securities, net of allowance for credit losses of $245,000 and $0	4,445,516	2,933,286
Loans held for sale	5,990	3,183
Loans	9,041,576	9,243,833
Less: Allowance for credit losses - loans	(199,972)	(126,726)
Net loans	8,841,604	9,117,107
Premises and equipment	104,814	112,959
Federal Home Loan Bank stock	28,736	28,736
Interest receivable	53,079	52,992
Goodwill and other intangibles	572,323	574,369
Cash surrender value of life insurance	291,825	291,543
Other real estate owned	698	6,942
Tax asset, deferred and receivable	39,504	21,762
Other assets	137,928	155,903
TOTAL ASSETS	$15,060,725	$13,737,350
LIABILITIES
Deposits:
Noninterest-bearing	$2,554,323	$2,187,607
Interest-bearing	9,794,366	8,718,546
Total Deposits	12,348,689	10,906,153
Borrowings:
Federal funds purchased	—	80,000
Securities sold under repurchase agreements	183,589	187,732
Federal Home Loan Bank advances	334,149	399,522
Subordinated debentures and other borrowings	118,558	118,320
Total Borrowings	636,296	785,574
Interest payable	3,736	5,038
Other liabilities	203,914	206,929
Total Liabilities	13,192,635	11,903,694
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,510,745 and 53,891,733 shares	6,689	6,736
Additional paid-in capital	988,659	1,003,777
Retained earnings	832,728	757,550
Accumulated other comprehensive income	39,889	65,468
Total Stockholders' Equity	1,868,090	1,833,656
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,060,725	$13,737,350

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2021	2020	2021	2020
INTEREST INCOME
Loans receivable:
Taxable	$85,319	$84,162	$257,426	$268,126
Tax-exempt	5,591	5,395	16,475	16,069
Investment securities:
Taxable	7,788	5,399	21,923	19,177
Tax-exempt	14,464	10,931	39,920	30,285
Deposits with financial institutions	218	90	461	799
Federal Home Loan Bank stock	168	248	434	828
Total Interest Income	113,548	106,225	336,639	335,284
INTEREST EXPENSE
Deposits	5,707	9,776	17,730	44,231
Federal funds purchased	—	5	4	118
Securities sold under repurchase agreements	77	83	239	527
Federal Home Loan Bank advances	1,389	1,749	4,283	5,317
Subordinated debentures and other borrowings	1,660	1,691	4,976	5,275
Total Interest Expense	8,833	13,304	27,232	55,468
NET INTEREST INCOME	104,715	92,921	309,407	279,816
Provision for credit losses - loans	—	12,544	—	54,191
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	104,715	80,377	309,407	225,625
OTHER INCOME
Service charges on deposit accounts	6,249	5,209	17,109	15,491
Fiduciary and wealth management fees	7,352	5,910	21,284	17,496
Card payment fees	4,156	3,996	12,682	16,000
Net gains and fees on sales of loans	3,955	5,841	16,266	12,878
Derivative hedge fees	1,028	1,715	2,288	4,696
Other customer fees	393	372	1,129	1,103
Earnings on cash surrender value of life insurance	2,468	1,171	5,009	3,857
Net realized gains on sales of available for sale securities	1,756	1,817	5,316	9,497
Other income	1,144	132	2,393	1,425
Total Other Income	28,501	26,163	83,476	82,443
OTHER EXPENSES
Salaries and employee benefits	43,314	39,187	124,563	114,128
Net occupancy	5,576	5,855	17,682	17,103
Equipment	4,529	4,956	14,407	13,789
Marketing	1,676	1,311	3,922	4,846
Outside data processing fees	4,794	3,776	13,736	10,593
Printing and office supplies	265	331	861	997
Intangible asset amortization	1,463	1,486	4,284	4,511
FDIC assessments	1,552	1,249	4,381	4,244
Other real estate owned and foreclosure expenses	(91)	717	821	1,906
Professional and other outside services	2,767	2,254	8,286	6,065
Other expenses	5,539	3,587	13,834	12,687
Total Other Expenses	71,384	64,709	206,777	190,869
INCOME BEFORE INCOME TAX	61,832	41,831	186,106	117,199
Income tax expense	9,062	5,621	28,308	13,734
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$52,770	$36,210	$157,798	$103,465
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.98	$0.67	$2.93	$1.91
Diluted Net Income Available to Common Stockholders	$0.98	$0.67	$2.92	$1.91
Cash Dividends Paid	$0.29	$0.26	$0.84	$0.78
Average Diluted Shares Outstanding (in thousands)	53,960	53,971	54,093	54,278

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
NET CHARGE-OFFS	$(197)	$6,937	$4,731	$7,749

AVERAGE BALANCES:
Total Assets	$15,006,087	$13,660,818	$14,672,596	$13,297,789
Total Loans	9,089,648	9,252,839	9,202,327	8,987,645
Total Earning Assets	13,741,196	12,341,257	13,419,310	11,941,839
Total Deposits	12,350,336	10,944,721	12,017,335	10,541,777
Total Stockholders' Equity	1,889,037	1,831,300	1,858,680	1,814,471

FINANCIAL RATIOS:
Return on Average Assets	1.41%	1.06%	1.43%	1.04%
Return on Average Stockholders' Equity	11.17	7.91	11.32	7.60
Return on Average Common Stockholders' Equity	11.17	7.91	11.32	7.60
Average Earning Assets to Average Assets	91.57	90.34	91.46	89.80
Allowance for Credit Losses - Loans as % of Total Loans	2.21	1.37	2.21	1.37
Net Charge-offs as % of Average Loans (Annualized)	(0.01)	0.30	0.07	0.11
Average Stockholders' Equity to Average Assets	12.59	13.41	12.67	13.64
Tax Equivalent Yield on Average Earning Assets	3.46	3.58	3.49	3.88
Interest Expense/Average Earning Assets	0.26	0.43	0.27	0.62
Net Interest Margin (FTE) on Average Earning Assets	3.20	3.15	3.22	3.26
Efficiency Ratio	51.18	51.40	50.10	50.52
Tangible Common Book Value Per Share	$24.31	$23.48	$24.31	$23.48

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Non-Accrual Loans	$51,502	$57,556	$57,923	$61,471	$56,739
Renegotiated Loans	439	629	655	3,240	2,677
Non-Performing Loans (NPL)	51,941	58,185	58,578	64,711	59,416
Other Real Estate Owned and Repossessions	698	601	604	940	6,984
Non-Performing Assets (NPA)	52,639	58,786	59,182	65,651	66,400
90+ Days Delinquent	157	183	1,093	746	1,330
NPAs & 90 Day Delinquent	$52,796	$58,969	$60,275	$66,397	$67,730

Allowance for Credit Losses - Loans	$199,972	$199,775	$201,082	$130,648	$126,726
Quarterly Net Charge-offs	(197)	1,307	3,621	560	6,937
NPAs / Actual Assets %	0.35%	0.39%	0.40%	0.47%	0.48%
NPAs & 90 Day / Actual Assets %	0.35%	0.40%	0.41%	0.47%	0.49%
NPAs / Actual Loans and OREO %	0.58%	0.64%	0.63%	0.71%	0.72%
Allowance for Credit Losses - Loans / Actual Loans (%)	2.21%	2.19%	2.16%	1.41%	1.37%
Net Charge-offs as % of Average Loans (Annualized)	(0.01)%	0.06%	0.16%	0.02%	0.30%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
ASSETS
Cash and cash equivalents	$169,261	$167,596	$187,901	$192,896	$164,632
Interest-bearing deposits	369,447	438,863	392,806	392,305	273,936
Investment securities, net of allowance for credit losses	4,445,516	4,148,314	3,700,857	3,146,787	2,933,286
Loans held for sale	5,990	18,582	4,430	3,966	3,183
Loans	9,041,576	9,121,250	9,318,228	9,243,174	9,243,833
Less: Allowance for credit losses - loans	(199,972)	(199,775)	(201,082)	(130,648)	(126,726)
Net loans	8,841,604	8,921,475	9,117,146	9,112,526	9,117,107
Premises and equipment	104,814	103,822	109,432	111,062	112,959
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	28,736
Interest receivable	53,079	54,173	54,662	53,948	52,992
Goodwill and other intangibles	572,323	573,786	571,536	572,893	574,369
Cash surrender value of life insurance	291,825	294,462	293,766	292,745	291,543
Other real estate owned	698	601	604	940	6,942
Tax asset, deferred and receivable	39,504	36,924	40,163	12,340	21,762
Other assets	137,928	135,763	127,027	146,066	155,903
TOTAL ASSETS	$15,060,725	$14,923,097	$14,629,066	$14,067,210	$13,737,350
LIABILITIES
Deposits:
Noninterest-bearing	$2,554,323	$2,479,853	$2,494,891	$2,298,138	$2,187,607
Interest-bearing	9,794,366	9,723,547	9,456,889	9,063,472	8,718,546
Total Deposits	12,348,689	12,203,400	11,951,780	11,361,610	10,906,153
Borrowings:
Federal funds purchased	—	—	—	—	80,000
Securities sold under repurchase agreements	183,589	146,904	185,721	177,102	187,732
Federal Home Loan Bank advances	334,149	334,243	359,337	389,430	399,522
Subordinated debentures and other borrowings	118,558	118,498	118,439	118,380	118,320
Total Borrowings	636,296	599,645	663,497	684,912	785,574
Interest payable	3,736	2,929	4,020	3,287	5,038
Other liabilities	203,914	245,323	203,913	141,756	206,929
Total Liabilities	13,192,635	13,051,297	12,823,210	12,191,565	11,903,694
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,689	6,747	6,744	6,740	6,736
Additional paid-in capital	988,659	1,009,182	1,007,300	1,005,366	1,003,777
Retained earnings	832,728	795,666	755,877	788,578	757,550
Accumulated other comprehensive income	39,889	60,080	35,810	74,836	65,468
Total Stockholders' Equity	1,868,090	1,871,800	1,805,856	1,875,645	1,833,656
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,060,725	$14,923,097	$14,629,066	$14,067,210	$13,737,350

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30	June 30	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
INTEREST INCOME
Loans receivable:
Taxable	$85,319	$87,002	$85,105	$90,138	$84,162
Tax-exempt	5,591	5,545	5,339	5,414	5,395
Investment securities:
Taxable	7,788	7,440	6,695	5,263	5,399
Tax-exempt	14,464	13,071	12,385	12,056	10,931
Deposits with financial institutions	218	129	114	139	90
Federal Home Loan Bank stock	168	88	178	214	248
Total Interest Income	113,548	113,275	109,816	113,224	106,225
INTEREST EXPENSE
Deposits	5,707	5,823	6,200	7,509	9,776
Federal funds purchased	—	2	2	2	5
Securities sold under repurchase agreements	77	75	87	77	83
Federal Home Loan Bank advances	1,389	1,452	1,442	1,656	1,749
Subordinated debentures and other borrowings	1,660	1,659	1,657	1,669	1,691
Total Interest Expense	8,833	9,011	9,388	10,913	13,304
NET INTEREST INCOME	104,715	104,264	100,428	102,311	92,921
Provision for credit losses - loans	—	—	—	4,482	12,544
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	104,715	104,264	100,428	97,829	80,377
OTHER INCOME
Service charges on deposit accounts	6,249	5,596	5,264	5,508	5,209
Fiduciary and wealth management fees	7,352	7,510	6,422	6,251	5,910
Card payment fees	4,156	4,159	4,367	3,502	3,996
Net gains and fees on sales of loans	3,955	8,325	3,986	5,393	5,841
Derivative hedge fees	1,028	943	317	2,281	1,715
Other customer fees	393	368	368	394	372
Earnings on cash surrender value of life insurance	2,468	1,205	1,336	1,283	1,171
Net realized gains on sales of available for sale securities	1,756	1,761	1,799	2,398	1,817
Other income	1,144	1,017	232	473	132
Total Other Income	28,501	30,884	24,091	27,483	26,163
OTHER EXPENSES
Salaries and employee benefits	43,314	42,438	38,811	41,809	39,187
Net occupancy	5,576	5,615	6,491	9,653	5,855
Equipment	4,529	4,848	5,030	5,555	4,956
Marketing	1,676	1,122	1,124	1,763	1,311
Outside data processing fees	4,794	4,698	4,244	3,839	3,776
Printing and office supplies	265	313	283	307	331
Intangible asset amortization	1,463	1,464	1,357	1,476	1,486
FDIC assessments	1,552	1,461	1,368	1,560	1,249
Other real estate owned and foreclosure expenses	(91)	178	734	(1,576)	717
Professional and other outside services	2,767	2,976	2,543	2,836	2,254
Other expenses	5,539	4,182	4,113	5,314	3,587
Total Other Expenses	71,384	69,295	66,098	72,536	64,709
INCOME BEFORE INCOME TAX	61,832	65,853	58,421	52,776	41,831
Income tax expense	9,062	10,294	8,952	7,641	5,621
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$52,770	$55,559	$49,469	$45,135	$36,210

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.98	$1.03	$0.92	$0.83	$0.67
Diluted Net Income Available to Common Stockholders	$0.98	$1.03	$0.91	$0.83	$0.67
Cash Dividends Paid	$0.29	$0.29	$0.26	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	53,960	54,184	54,134	54,050	53,971
FINANCIAL RATIOS:
Return on Average Assets	1.41%	1.51%	1.39%	1.29%	1.06%
Return on Average Stockholders' Equity	11.17	12.04	10.75	9.72	7.91
Return on Average Common Stockholders' Equity	11.17	12.04	10.75	9.72	7.91
Average Earning Assets to Average Assets	91.57	91.87	91.43	90.66	90.34
Allowance for Credit Losses - Loans as % of Total Loans	2.21	2.19	2.16	1.41	1.37
Net Charge-offs as % of Average Loans (Annualized)	(0.01)	0.06	0.16	0.02	0.30
Average Stockholders' Equity to Average Assets	12.59	12.51	12.92	13.29	13.41
Tax Equivalent Yield on Average Earning Assets	3.46	3.49	3.52	3.72	3.58
Interest Expense/Average Earning Assets	0.26	0.27	0.29	0.34	0.43
Net Interest Margin (FTE) on Average Earning Assets	3.20	3.22	3.23	3.38	3.15
Efficiency Ratio	51.18	48.91	50.23	55.01	51.40
Tangible Common Book Value Per Share	$24.31	$24.15	$22.98	$24.27	$23.48

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Commercial and industrial loans	$2,573,615	$2,671,076	$2,876,212	$2,776,699	$2,875,331
Agricultural land, production and other loans to farmers	240,686	235,020	245,631	281,884	301,192
Real estate loans:
Construction	521,889	491,200	541,224	484,723	622,084
Commercial real estate, non-owner occupied	2,150,387	2,263,497	2,178,832	2,220,949	2,098,589
Commercial real estate, owner occupied	952,441	953,501	950,038	958,501	931,815
Residential	1,154,373	1,127,442	1,239,925	1,234,741	1,146,406
Home equity	531,307	489,997	482,229	508,259	527,458
Individuals' loans for household and other personal expenditures	135,093	130,819	126,387	129,479	125,411
Public finance and other commercial loans	781,785	758,698	677,750	647,939	615,547
Loans	9,041,576	9,121,250	9,318,228	9,243,174	9,243,833
Allowance for credit losses - loans	(199,972)	(199,775)	(201,082)	(130,648)	(126,726)
NET LOANS	$8,841,604	$8,921,475	$9,117,146	$9,112,526	$9,117,107

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Demand deposits	$7,317,399	$7,261,603	$7,245,850	$6,821,152	$6,279,554
Savings deposits	4,301,483	4,157,552	3,857,624	3,661,713	3,518,286
Certificates and other time deposits of $100,000 or more	283,396	304,394	332,745	346,194	467,610
Other certificates and time deposits	404,010	423,922	449,655	459,168	542,919
Brokered deposits	42,401	55,929	65,906	73,383	97,784
TOTAL DEPOSITS	$12,348,689	$12,203,400	$11,951,780	$11,361,610	$10,906,153

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2021			September 30, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$539,377	$218	0.16%	$301,529	$90	0.12%
Federal Home Loan Bank stock	28,736	168	2.34	28,736	248	3.45
Investment Securities: (1)
Taxable	1,843,026	7,788	1.69	1,258,690	5,399	1.72
Tax-Exempt (2)	2,240,409	18,309	3.27	1,499,463	13,837	3.69
Total Investment Securities	4,083,435	26,097	2.56	2,758,153	19,236	2.79
Loans held for sale	17,426	158	3.63	24,705	257	4.16
Loans: (3)
Commercial	6,745,303	70,442	4.18	6,965,837	66,826	3.84
Real Estate Mortgage	886,469	8,142	3.67	887,661	9,996	4.50
Installment	690,093	6,576	3.81	693,363	7,083	4.09
Tax-Exempt (2)	750,357	7,078	3.77	681,273	6,829	4.01
Total Loans	9,089,648	92,396	4.07	9,252,839	90,991	3.93
Total Earning Assets	13,741,196	118,879	3.46%	12,341,257	110,565	3.58%
Total Non-Earning Assets	1,264,891			1,319,561
Total Assets	$15,006,087			$13,660,818
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,799,624	$3,606	0.30%	$4,098,017	$3,890	0.38%
Money market deposits	2,459,205	764	0.12	1,813,392	1,167	0.26
Savings deposits	1,788,281	486	0.11	1,574,700	583	0.15
Certificates and other time deposits	758,565	851	0.45	1,267,152	4,136	1.31
Total Interest-bearing Deposits	9,805,675	5,707	0.23	8,753,261	9,776	0.45
Borrowings	619,768	3,126	2.02	733,757	3,528	1.92
Total Interest-bearing Liabilities	10,425,443	8,833	0.34	9,487,018	13,304	0.56
Noninterest-bearing deposits	2,544,661			2,191,460
Other liabilities	146,946			151,040
Total Liabilities	13,117,050			11,829,518
Stockholders' Equity	1,889,037			1,831,300
Total Liabilities and Stockholders' Equity	$15,006,087	8,833		$13,660,818	13,304
Net Interest Income (FTE)		$110,046			$97,261
Net Interest Spread (FTE) (4)			3.12%			3.02%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.46%			3.58%
Interest Expense / Average Earning Assets			0.26%			0.43%
Net Interest Margin (FTE) (5)			3.20%			3.15%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $5,331 and $4,340 for the three months ended September 30, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2021			September 30, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$509,153	$461	0.12%	$280,038	$799	0.38%
Federal Home Loan Bank stock	28,736	434	2.01	28,736	828	3.84
Investment Securities: (1)
Taxable	1,689,697	21,923	1.73	1,302,943	19,177	1.96
Tax-Exempt (2)	1,989,397	50,532	3.39	1,342,477	38,335	3.81
Total Investment Securities	3,679,094	72,455	2.63	2,645,420	57,512	2.90
Loans held for sale	19,360	551	3.79	17,175	581	4.51
Loans: (3)
Commercial	6,857,968	210,502	4.09	6,698,042	213,241	4.24
Real Estate Mortgage	924,652	26,917	3.88	882,911	30,520	4.61
Installment	674,696	19,456	3.84	725,596	23,784	4.37
Tax-Exempt (2)	725,651	20,854	3.83	663,921	20,341	4.09
Total Loans	9,202,327	278,280	4.03	8,987,645	288,467	4.28
Total Earning Assets	13,419,310	351,630	3.49%	11,941,839	347,606	3.88%
Total Non-Earning Assets	1,253,286			1,355,950
Total Assets	$14,672,596			$13,297,789
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,721,267	$10,875	0.31%	$3,880,489	$16,351	0.56%
Money market deposits	2,295,589	2,395	0.14	1,674,622	6,647	0.53
Savings deposits	1,730,149	1,424	0.11	1,507,269	3,007	0.27
Certificates and other time deposits	809,721	3,036	0.50	1,476,499	18,226	1.65
Total Interest-bearing Deposits	9,556,726	17,730	0.25	8,538,879	44,231	0.69
Borrowings	646,326	9,502	1.96	796,836	11,237	1.88
Total Interest-bearing Liabilities	10,203,052	27,232	0.36	9,335,715	55,468	0.79
Noninterest-bearing deposits	2,460,609			2,002,898
Other liabilities	150,255			144,705
Total Liabilities	12,813,916			11,483,318
Stockholders' Equity	1,858,680			1,814,471
Total Liabilities and Stockholders' Equity	$14,672,596	27,232		$13,297,789	55,468
Net Interest Income (FTE)		$324,398			$292,138
Net Interest Spread (FTE) (4)			3.13%			3.09%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.49%			3.88%
Interest Expense / Average Earning Assets			0.27%			0.62%
Net Interest Margin (FTE) (5)			3.22%			3.26%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $14,991 and $12,322 for the nine months ended September 30, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.